RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2020

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Index

Page(s)

Report of Independent Registered Public Accounting Firm	1 - 2

Statement of Assets and Liabilities as of December 31, 2020	3

Statement of Operations for the year ended December 31, 2020	4

Statement of Changes in Net Assets for the year ended December 31, 2020	5

Statement of Changes in Net Assets for the year ended December 31, 2019	6

Notes to Financial Statements	7 - 12

Report of Independent Registered Public Accounting Firm

To the Contract Owners of Retiremap Variable Account

and the Board of Directors of Protective Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise Retiremap Variable Account of Protective Life Insurance Company (the Separate Account) , as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020,  the results of their operations for the year then ended and the changes in their net assets, and financial highlights for each of the  years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended December 31, 2018 were audited by other independent registered public accountants whose report dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of Protective Life Insurance Company’s separate accounts since 2019.

Birmingham, Alabama
April 29, 2021

Appendix A

Subaccounts

BNY Mellon VIF Appreciation

BNY Mellon VIF Growth and Income

Federated Managed Volatility Fund II

Invesco V.I. American Franchise

Invesco V.I. Core Equity

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Assets and Liabilities

December 31, 2020

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds
	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity

ASSETS
Investments in subaccounts at current fair value	$2,612	$5,712	$2,022	$3,112	$1,118
Receivable from Protective Life Insurance Company	3	7	2	4	1
Total assets	2,615	5,719	2,024	3,116	1,119

LIABILITIES
Payable to Protective Life Insurance Company	3	7	2	4	1
Net assets	$2,612	$5,712	$2,022	$3,112	$1,118

ANALYSIS OF NET ASSETS
Accumulation period	2,612	5,712	2,022	3,112	1,118
Annuity period	—	—	—	—	—
Net assets	$2,612	$5,712	$2,022	$3,112	$1,118

Units Outstanding	750	1,732	1,138	1,360	502

Shares Owned in each Portfolio	55	160	182	35	37

Fair Value per Share	$47.18	$35.68	$11.09	$89.10	$30.43

Investment in Portfolio shares, at Cost	$2,101	$4,064	$1,920	$1,650	$1,077

The accompanying notes are an integral part to these financial statements

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Operations

For the year ended December 31, 2020

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds
	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020
INVESTMENT INCOME

Dividend income	$18	$37	$—	$2	$13

EXPENSES

Mortality and expense risk charges	31	65	27	35	14

Net investment income (loss)	(13)	(28)	(27)	(33)	(1)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on redemption of investment shares	2	13	(1)	18	1
Capital gain distributions	178	338	—	192	232
Net realized gain (loss) on investments	180	351	(1)	210	233

Change in unrealized appreciation (depreciation) on investments	304	744	(40)	720	(111)

Net realized and unrealized gain (loss) on investments	484	1,095	(41)	930	122

Net increase (decrease) in net assets resulting from operations	$471	$1,067	$(68)	$897	$121

The accompanying notes are an integral part to these financial statements

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2020

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds
	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity
	1/1/2020	1/1/2020	8/17/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020
FROM OPERATIONS

Net investment income (loss)	$(13)	$(28)	$(27)	$(33)	$—

Net realized gain (loss) on investments	180	351	(1)	210	233

Change in unrealized appreciation (depreciation) of investments	304	744	(40)	720	(111)

Net increase (decrease) in net assets resulting from operations	471	1,067	(68)	897	122

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS

Proceeds from sales	—	—	—	—	—
Net transfer (to) from affiliate and subaccounts	—	—	—	—	—
Payments for redemptions	—	—	—	—	—
Contract maintenance fees	—	(17)	(6)	(9)	(3)

Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	(17)	(6)	(9)	(3)

Total increase (decrease) in net assets	471	1,050	(74)	888	119

NET ASSETS

Beginning of period	2,141	4,662	2,096	2,224	999

End of period	$2,612	$5,712	$2,022	$3,112	$1,118

	—	—	—	—	—

The accompanying notes are an integral part to these financial statements

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2019

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds
	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity
	1/1/2019	1/1/2019	8/17/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
FROM OPERATIONS

Net investment income (loss)	$(3)	$(10)	$13	$(23)	$(4)

Net realized gain (loss) on investments	205	470	—	293	109

Change in unrealized appreciation (depreciation) of investments	344	544	316	307	109

Net increase (decrease) in net assets resulting from operations	546	1,004	329	577	214

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS

Proceeds from sales	—	—	—	—	—
Net transfer (to) from affiliate and subaccounts	—	—	—	—	—
Payments for redemptions	—	—	—	—	—
Contract maintenance fees	—	(17)	(8)	(8)	(3)

Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	(17)	(8)	(8)	(3)

Total increase (decrease) in net assets	546	987	321	569	211

NET ASSETS

Beginning of period	1,595	3,675	1,775	1,655	788

End of period	$2,141	$4,662	$2,096	$2,224	$999

The accompanying notes are an integral part to these financial statements

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

The RetireMAP Variable Account (the “Separate Account”) was established on September 20, 1996, as a separate account of United Investors Life Insurance Company (“UILIC”).  Prior to December 31, 2010, UILIC was a wholly owned subsidiary of Torchmark Corporation. On December 31, 2010, Protective Life Insurance Company (“PLICO”), a wholly owned subsidiary of Protective Life Corporation (“PL”), purchased all of the outstanding stock of UILIC. Effective July 1, 2012, UILIC merged with and into its direct parent, PLICO.  As a result of this merger, PLICO remained as the surviving legal entity.  Variable annuity contracts of UILIC are contracts of PLICO. PLICO services and maintains those contracts in accordance with their terms.  The merger encompassed both the general and separate account balances.  PL is a wholly owned subsidiary of Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.).

New contracts are no longer being sold but holders of existing contracts may make additional deposits. The investment options available under the contracts have been registered as a unit investment trust under the Investment Company Act of 1940.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

The Separate Account is divided into a total of seventeen subaccounts. Each subaccount invests exclusively in shares of a single mutual fund.  During the years ended December 31, 2020 and 2019, assets were invested in five of the subaccounts.

BNY Mellon VIF Appreciation	Federated U.S Government Securities II (a)
BNY Mellon VIF Growth and Income	Invesco V.I. American Franchise
BNY Mellon VIF Opportunistic Small Cap (a)	Invesco V.I. Core Equity
BNY Mellon VIF Quality Bond (a)	Invesco V.I. High Yield (a)
DWS Global Small Cap VIP ‘B’ (a)	MFS Growth Series (a)
DWS CROCI® International VIP ‘B’ (a)	MFS Investors Trust Series (a)
Federated Government Money Market II (a)	MFS Research Series (a)
Federated Managed Tail Risk Fund II (a)	MFS Utilities Series (a)
Federated Managed Volatility Fund II

(a) No Investments in subaccount as of December 31, 2020.

Gross premiums from the contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as contract owners’ transactions in the statement of changes in net assets.  Such amounts are used to provide account funds to pay contract values under the contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PLICO other assets and liabilities.

Contract owners may allocate some or all of applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLICO’s General Account.  The assets of PLICO’s General Account support its insurance and annuity obligations and are subject to PLICO’s general liabilities from business operations.  The Guaranteed Account’s balance as of December 31, 2020 was approximately $0.1 million.

During 2020, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to Protective Life Insurance Company. As of December 31 2020, COVID-19 related impacts to Protective Life Insurance Company, including adverse mortality experience, have been manageable. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic.  Management will continue to monitor developments, and their impact on the fair value of the subaccounts in which the Separate Account invest.

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value.  The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.  Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares determined for each product using a weighted average cost basis and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the fund. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying fund.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underling product prospectus.

Net Transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the General Account of PLICO.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from the estimates reported in the accompanying financial statements.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of PL. Under the provisions of the contracts, PLICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2020. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout (period) are computed according to the 1983 Individual Annuity Mortality Table. The assumed investment return is 4.0% per year unless the annuitant elects otherwise. The mortality risk is fully borne by PLICO and may result in additional amounts being transferred into the Separate Account by PLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to PLICO for the calculated or excess differential.  As of December 31, 2020, there are no contracts in the annuity payout phase.

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds.

(3) Fair Value of Financial Instruments

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy as outlined within the applicable guidance.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels and disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or non-financial assets valued on a non-recurring basis.

Financial assets recorded at fair value in the statement of assets and liabilities are categorized as follows:

•                  Level 1:  Unadjusted quoted prices for identical assets or liabilities in an active market.

•                  Level 2:  Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.  Level 2 inputs include the following:

a)             Quoted prices for similar assets in active markets

b)             Quoted prices for identical or similar assets in non-active markets

c)              Inputs other than quoted market prices that are observable

d)             Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                  Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy for all financial statement periods presented herein and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(4) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2020, were as follows:

	Purchases	Sales
BNY Mellon VIF Appreciation	$196	$31
BNY Mellon VIF Growth and Income	375	83
Federated Managed Volatility II	0	32
Invesco V.I. American Franchise	194	45
Invesco V.I. Core Equity	246	18

(5) Expenses and Related Party Transactions

PLICO assumes mortality risks associated with the annuity contracts, as benefits paid to the contract owner or beneficiary may exceed contract value.  PLICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, PLICO assesses a daily charge through a reduction in unit value based on assets for mortality and expense risk which amounts to an aggregate of 1.25% per annum.  Additionally, PLICO assesses against each contract participating in the Separate Account a records maintenance charge of $35 through a redemption of units on each contract anniversary, of each calendar year whether or not any purchase payments have been made during the year.  In addition to the annual contract charge, PLICO deducts an administrative fee through a reduction in unit value at an annual effective rate of 0.15% of the average daily net assets of each portfolio to compensate PLICO for expenses in administering the RetireMAP Variable Account and the contract.

Proceeds payable on the redemption of units and early annuitizations are reduced by the amount of any applicable contingent deferred sales charge due to PLICO.  The percentage charged (0.00% to 7.00%) is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

(6) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2020 and 2019, were as follows:

	2020			2019
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon VIF Appreciation	—	—	—	—	—	—
BNY Mellon VIF Growth and Income	—	6	(6)	—	6	(6)
Federated Managed Volatility Fund II	—	4	—	—	4	(4)
Invesco V.I. American Franchise	—	5	(5)	—	5	(5)
Invesco V.I. Core Equity	—	2	(2)	—	2	(2)

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2020, were as follows:

	At December 31				For the year ended December 31
				Net	Investment
	Units	Unit Fair Value		Assets	Income	Expense Ratio (b)		Total Return (c)
	(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
BNY Mellon VIF Appreciation:
2020	1	$3.482	$3.482	$3	0.74%	1.40%	1.40%	21.98%	21.98%
2019	1	2.854	2.854	2	1.25%	1.40%	1.40%	34.22%	34.22%
2018	1	2.127	2.127	2	1.35%	1.40%	1.40%	-8.15%	-8.15%
2017	1	2.315	2.315	2	1.41%	1.40%	1.40%	25.58%	25.58%
2016	1	1.844	1.844	1	1.67%	1.40%	1.40%	6.42%	6.42%
BNY Mellon VIF Growth and Income:
2020	2	3.297	3.297	6	0.70%	1.40%	1.40%	22.91%	22.91%
2019	2	2.683	2.683	5	1.19%	1.40%	1.40%	27.34%	27.34%
2018	2	2.107	2.107	4	3.18%	1.40%	1.40%	-6.01%	-6.01%
2017	2	2.241	2.241	4	0.74%	1.40%	1.40%	18.06%	18.06%
2016	2	1.899	1.899	3	1.24%	1.40%	1.40%	8.52%	8.52%
Federated Managed Volatility Fund II:
2020	1	1.777	1.777	2	0.00%	1.40%	1.40%	-3.21%	-3.21%
2019	1	1.836	1.836	2	2.06%	1.40%	1.40%	18.57%	18.57%
2018	1	1.548	1.548	2	N/A	1.40%	1.40%	-9.76%	-9.76%
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. American Franchise:
2020	1	2.288	2.288	3	0.07%	1.40%	1.40%	40.39%	40.39%
2019	1	1.630	1.630	2	0.22%	1.40%	1.40%	34.87%	34.87%
2018	1	1.209	1.209	2	0.62%	1.40%	1.40%	-4.96%	-4.96%
2017	1	1.272	1.272	2	0.08%	1.40%	1.40%	25.59%	25.59%
2016	1	1.013	1.013	1	N/A	1.40%	1.40%	0.86%	0.86%
Invesco V.I. Core Equity:
2020	1	2.224	2.224	1	1.27%	1.40%	1.40%	12.28%	12.28%
2019	1	1.981	1.981	1	0.99%	1.40%	1.40%	27.18%	27.18%
2018	1	1.558	1.558	1	0.96%	1.40%	1.40%	-10.65%	-10.65%
2017	1	1.743	1.743	1	1.18%	1.40%	1.40%	11.62%	11.62%
2016	1	1.562	1.562	1	0.77%	1.40%	1.40%	8.75%	8.75%

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights, continued

(a)         This ratio represents dividends recorded by the division from the underlying mutual fund divided by the average net assets.  This ratio excludes the Expense Ratio.  N/A is noted if the fund did not pay any dividends.

(b)         This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges.  Charges that require redemption of contract owner units are excluded.

(c)          Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

N/A  — indicates “not applicable.”

(8) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2020, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.